UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

Quarterly Schedule of Portfolio Holdings of

Registered Management Investment Company

Investment Company Act File Number: 811-22746

American Funds Inflation Linked Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: November 30

Date of reporting period: August 31, 2014

Courtney R. Taylor

American Funds Inflation Linked Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Schedule of Investments

American Funds Inflation Linked Bond FundSM
Investment portfolio
August 31, 2014
unaudited
Bonds, notes & other debt instruments 100.17% U.S. Treasury bonds & notes 94.37% U.S. Treasury inflation-protected securities 94.37%	Principal amount (000)	Value (000)
U.S. Treasury Inflation-Protected Security 0.50% 2015[1]	$8,269	$8,313
U.S. Treasury Inflation-Protected Security 2.00% 2016[1]	15,008	15,646
U.S. Treasury Inflation-Protected Security 0.125% 2017[1]	105	107
U.S. Treasury Inflation-Protected Security 0.125% 2018[1,2]	5,773	5,898
U.S. Treasury Inflation-Protected Security 0.125% 2019[1]	65,596	66,811
U.S. Treasury Inflation-Protected Security 1.375% 2020[1]	28,652	31,068
U.S. Treasury Inflation-Protected Security 0.625% 2021[1]	20,089	20,999
U.S. Treasury Inflation-Protected Security 0.125% 2022[1]	16,476	16,526
U.S. Treasury Inflation-Protected Security 0.125% 2023[1]	18,532	18,420
U.S. Treasury Inflation-Protected Security 0.125% 2024[1]	70,252	69,626
U.S. Treasury Inflation-Protected Security 0.625% 2024[1]	3,064	3,173
U.S. Treasury Inflation-Protected Security 2.375% 2025[1]	442	537
U.S. Treasury Inflation-Protected Security 2.00% 2026[1]	27,615	32,699
U.S. Treasury Inflation-Protected Security 1.75% 2028[1]	2,275	2,651
U.S. Treasury Inflation-Protected Security 1.375% 2044[1]	44,529	50,887
Total U.S. Treasury bonds & notes		343,361
Bonds & notes of governments & government agencies outside the U.S. 3.27%
Italian Government 1.70% 2018[1]	€8,512	11,830
South Africa (Republic of), Series 197, 5.50% 2023[1]	ZAR586	73
		11,903
Corporate bonds & notes 1.57% Health care 0.94%
Celgene Corp 4.625% 2044	$1,000	1,036
McKesson Corp. 3.796% 2024	2,000	2,063
Pfizer Inc. 0.531% 2018[3]	300	301
		3,400
Financials 0.36%
American Campus Communities, Inc. 4.125% 2024	1,000	1,023
American Express Co. 0.825% 2018[3]	300	302
		1,325
Energy 0.16%
Ecopetrol SA 5.875% 2045	545	590
Industrials 0.11%
Burlington Northern Santa Fe LLC 3.75% 2024	395	411
Total corporate bonds & notes		5,726
American Funds Inflation Linked Bond Fund — Page 1 of 4

unaudited
Bonds, notes & other debt instruments Mortgage-backed obligations 0.96% Commercial mortgage-backed securities 0.96%	Principal amount (000)	Value (000)
Commercial Mortgage Trust, Series 2014-277P, Class A, 3.731% 2024[3,4,5]	$3,000	$3,091
CS First Boston Mortgage Securities Corp., Series 2007-C2, Class A-M, 5.605% 2049[3,4]	200	218
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-M, 5.867% 2049[3,4]	156	172
Total mortgage-backed obligations		3,481
Total bonds, notes & other debt instruments (cost: $357,587,000)		364,471
Total investment securities 100.17% (cost: $357,587,000)		364,471
Other assets less liabilities (0.17)%		(601)
Net assets 100.00%		$363,870
Forward currency contracts

The fund has entered into a forward currency contract to sell currency as shown in the following table. The average notional amount of open forward currency contracts was $8,165,000 over the prior eight-month period.
			Contract amount		Unrealized appreciation at 8/31/2014 (000)
	Settlement date	Counterparty	Receive (000)	Deliver (000)
Sales:
Euros	9/19/2014	Citibank	$11,248	€8,400	$210
Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average notional amount of interest rate swaps was $394,348,000 over the prior 12-month period.
Pay/receive floating rate	Floating rate index	Fixed rate	Expiration date	Notional amount (000)	Unrealized appreciation (depreciation) at 8/31/2014 (000)
Pay	3-month USD-LIBOR	0.31%	1/3/2015	$20,000	$5
Pay	3-month USD-LIBOR	0.3265	3/17/2015	200,000	88
Pay	3-month USD-LIBOR	0.461	2/14/2016	1,000	—
Pay	6-month EUR-LIBOR	0.441	2/18/2016	1,000	3
Pay	3-month USD-LIBOR	1.105	8/14/2017	8,000	(5)
Receive	3-month USD-LIBOR	1.1495	9/2/2017	30,000	4
Receive	3-month USD-LIBOR	1.1515	9/2/2017	50,000	—
Receive	3-month USD-LIBOR	1.795	8/22/2019	12,000	(17)
Receive	3-month USD-LIBOR	1.808	8/27/2019	15,000	(28)
Receive	3-month USD-LIBOR	1.786	8/27/2019	13,000	(10)
Receive	3-month USD-LIBOR	2.592	7/25/2024	6,000	(59)
Receive	3-month USD-LIBOR	3.3045	5/19/2044	1,000	(49)
Receive	3-month USD-LIBOR	3.3635	7/11/2044	5,000	(308)
Receive	3-month USD-LIBOR	3.2175	8/15/2044	5,000	(157)
Receive	3-month USD-LIBOR	3.204	8/18/2044	3,500	(100)
Receive	3-month USD-LIBOR	3.1775	8/18/2044	3,500	(81)
Receive	3-month USD-LIBOR	3.139	8/27/2044	3,000	(45)
Receive	3-month USD-LIBOR	3.063	9/2/2044	4,000	—
					$(759)

American Funds Inflation Linked Bond Fund — Page 2 of 4

unaudited
[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	A portion of this security was pledged as collateral. The total value of pledged collateral was $3,931,000, which represented 1.46% of the net assets of the fund.
[3]	Coupon rate may change periodically.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,091,000, which represented .85% of the net assets of the fund.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. generally accepted accounting principles. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.
Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
American Funds Inflation Linked Bond Fund — Page 3 of 4

unaudited
Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2014, all of the fund's investments were classified as Level 2.
Federal income tax information	(dollars in thousands)

Gross unrealized appreciation on investment securities	$6,411
Gross unrealized depreciation on investment securities	(192)
Net unrealized appreciation on investment securities	6,219
Cost of investment securities	358,252
Key to abbreviations and symbol
EUR/€ = Euros
ZAR = South African rand
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-060-1014O-S42252	American Funds Inflation Linked Bond Fund — Page 4 of 4

ITEM 2 – Controls and Procedures

The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 3 – Exhibits

The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS INFLATION LINKED BOND FUND

By /s/ David A. Hoag
David A. Hoag, President and Principal Executive Officer

Date: October 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ David A. Hoag
David A. Hoag, President and Principal Executive Officer

Date: October 29, 2014

By /s/ Karl C. Grauman
Karl C. Grauman, Treasurer and Principal Financial Officer

Date: October 29, 2014